Exhibit 99.1

Nancy Davis, Visionary Philanthropist and Founder of Race to Erase MS and Cure Addiction Now Appointed to the Tharimmune Board of Directors

RED BANK, NJ / ACCESS Newswire / August 5, 2025 / Tharimmune, Inc. (NASDAQ:THAR), (“Tharimmune” or the “Company), a clinical-stage biotechnology company dedicated to developing innovative therapeutic candidates for inflammation, immunology, and critical unmet medical needs, today proudly announced the appointment of Nancy Davis, a globally recognized philanthropist, tenacious advocate, and the visionary founder of the renowned Race to Erase MS and Cure Addiction Now foundations, to its Board of Directors. Ms. Davis brings an unparalleled fusion of deep-seated patient advocacy, strategic fundraising, and a profound, personal commitment to accelerating scientific discovery in areas of critical unmet medical need. Her decades of consummate resilience and unwavering patient-centric approach, born from personal experience, make her an ideal and impactful addition to the Board.

Ms. Davis’s formidable journey into medical advocacy was ignited by her own diagnosis of multiple sclerosis (MS) in 1991, at the age of 33. Despite being told there was little hope, Nancy refused to accept this prognosis, proactively seeking new therapies and embracing a health-conscious lifestyle. This deeply personal challenge fueled her determination to fundamentally transform the landscape of MS research and treatment. In 1993, she established the Race to Erase MS, an organization that has since raised over $56 million, directly catalyzing groundbreaking research through its innovative “Center Without Walls” program. This pioneering initiative actively dismantles traditional research silos, fostering unprecedented collaboration among leading institutions such as UC San Francisco, Harvard, Yale, USC, Johns Hopkins, UCLA, Cedars-Sinai, and Oregon Health Sciences University. Under her visionary leadership, Race to Erase MS has funded numerous pilot studies instrumental in developing FDA-approved therapies, including the scientific discoveries in B-Cell therapies like Ocrevus ®, Briumvi ®, and Kesimpta ®, which are now gold standards of MS treatment and have completely changed the landscape of the disease. When Nancy founded the organization, there were no FDA-approved treatments for MS but her guiding principle, “take the impossible and make it possible,” perfectly encapsulates her profound impact.

“Tharimmune is incredibly honored and privileged to welcome Nancy Davis to our Board,” said Vincent LoPriore, Executive Chairman of the Board of Director. “Nancy’s extraordinary dedication to advancing medical research, coupled with her unique and powerful perspective as both a patient advocate and a formidable force for scientific collaboration, is absolutely invaluable as we continue to develop innovative, life-saving therapies. Her vision aligns perfectly with our mission to bring life-changing solutions to patients, especially as we advance our investigational product, TH104. Our lead is being specifically developed to counter the effects of weaponized fentanyl for military use and chemical incident responders, and it may potentially hold significant promise for broader applications in addressing the devastating opioid crisis. Nancy’s profound understanding of patient needs and her unwavering commitment to finding solutions for addiction make her an indispensable and critical voice on our Board. Her proven track record of converting personal adversity into global advocacy and tangible scientific progress is truly inspiring.”

Ms. Davis co-founded Cure Addiction Now (CAN) with her son, Jason and this pivotal foundation is dedicated to revolutionizing the understanding and treatment of substance use disorder (SUD) by funding cutting-edge, collaborative research that addresses both the physical and emotional aspects of addiction. CAN aims to find therapies that combat withdrawal and cravings, with the ultimate goal of achieving lasting sobriety. Her transformative work with CAN continues to fiercely challenge stigmas and relentlessly push for scientific breakthroughs to combat one of the most pressing public health crises of our time.

“I am thrilled and deeply motivated to join the Board of Directors at Tharimmune and contribute to their ongoing, exciting work,” said Nancy Davis. “Throughout my career, I’ve seen firsthand the profound power of focused, collaborative scientific endeavor to bring about real, tangible change for patients. I am deeply impressed by Tharimmune’s commitment to developing critical countermeasures, such as TH104. My personal experiences with the devastating impact of addiction have only strengthened my resolve to support truly innovative solutions and I eagerly look forward to contributing my insights and advocacy to help accelerate the development and potential broader impact of this solution and other transformative therapies.”

About Tharimmune, Inc.

Tharimmune is a clinical-stage biotechnology company developing a diverse portfolio of therapeutic candidates in immunology, inflammation and oncology. Its lead clinical asset, TH104, is being developed for a specific indication via a 505(b)2 pathway for respiratory and/or nervous system depression in military personnel and chemical incident responders who may encounter environments contaminated with high-potency opioids. The expanded pipeline includes other indications for TH104, such as chronic pruritus in primary biliary cholangitis and TH023, a new approach to treating autoimmune diseases along with an early-stage multispecific biologic platform targeting unique epitopes against multiple solid tumors through its proprietary EpiClick ™ Technology. The Company has a license agreement with OmniAb, Inc. to access their antibody discovery technology for targeting specified disease markers. Tharimmune continues to position itself as a leader in patient-centered innovation while working to deliver long-term value for shareholders. For more information, visit: www.tharimmune.com.

Forward Looking Statements

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, contained in this press release, including statements regarding the timing and design of Tharimmune’s future Phase 2 trial, Tharimmune’s strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “depends,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. Factors that may cause such differences, include, but are not limited to, those discussed under Risk Factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2024 and other periodic reports filed by the Company from time to time with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date of this release. Subsequent events and developments may cause the Company’s views to change; however, the Company does not undertake and specifically disclaims any obligation to update or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this release.

Contacts:

Tharimmune, Inc.

ir@tharimmune.com

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